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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement of InfoSpace.com, Inc. on Form S-1 of our report dated February 24, 1999, August 13, 1999 as to Note 14, appearing in the Prospectus, which is part of this Amendment No. 1 to Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington

October 4, 1999